SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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COLLECTORS UNIVERSE, INC.

(Name of Registrant as Specified In Its Charter)

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COLLECTORS UNIVERSE, INC.
1921 E. Alton Avenue
Santa Ana, California 92705

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On Monday, December 6, 2004

TO THE STOCKHOLDERS OF COLLECTORS UNIVERSE, INC.:

The 2004 Annual Meeting of Stockholders of COLLECTORS UNIVERSE, INC. (the “Company”), will be held at the Company’s offices at 1921 E. Alton Avenue, Santa Ana, California 92705 on Monday, December 6, 2004, at 10:00 a.m., Pacific Time, for the following purposes:

(1)    Election of Directors. To elect the following seven nominees to serve as directors until the next Annual Meeting of Stockholders or until their successors are elected and have qualified:

A. Clinton Allen	Michael R. Haynes
Deborah A. Farrington	A. J. “Bert” Moyer
Ben A. Frydman	Van D. Simmons
David G. Hall

(2)    To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Additional information regarding these matters is contained in the accompanying Proxy Statement, which stockholders are urged to review. Only stockholders of record at the close of business on October 22, 2004 will be entitled to vote at the meeting or any adjournment or postponement thereof.

By Order of the Board of Directors
A. Clinton Allen
Chairman of the Board

Santa Ana, California
October 28, 2004

YOUR VOTE IS IMPORTANT. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING YOU SHOULD COMPLETE, DATE AND SIGN AND RETURN THE ENCLOSED PROXY.

Any stockholder present at the meeting may withdraw his or her proxy and vote personally on each matter brought before the meeting. Stockholders attending the meeting whose shares are held in the name of a broker or other nominee who desire to vote their shares at the meeting should bring with them a proxy or letter from that firm confirming their ownership of shares.

COLLECTORS UNIVERSE, INC.
1921 E. Alton Avenue
Santa Ana, California 92705

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
DECEMBER 6, 2004

INTRODUCTION

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Collectors Universe, Inc., a Delaware corporation (the “Company”), for use at its 2004 Annual Meeting of Stockholders to be held on Monday, December 6, 2004, at 10:00 A.M., at the executive offices of the Company, 1921 E. Alton Avenue, Santa Ana, California 92705. This Proxy Statement and the accompanying proxy card are first being mailed to stockholders on or about October 29, 2004.

YOUR VOTE IS IMPORTANT. PLEASE VOTE AS SOON AS POSSIBLE BY COMPLETING, SIGNING AND DATING THE PROXY CARD ENCLOSED WITH THIS PROXY STATEMENT AND RETURNING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Some stockholders may have their shares registered in different names or hold shares in different capacities. For example, a stockholder may have some shares registered in his or her name, individually, and others in his or her capacity as a custodian for minor children or as a trustee of a trust. In that event, you will receive multiple copies of this Proxy Statement and multiple Proxies. If you want all of your votes to be counted, please be sure to sign, date and return all of those Proxies.

Who May Vote?

The shares of the Company’s common stock, $.001 par value, constitute the only outstanding class of voting securities of the Company. If you were a stockholder on the records of the Company at the close of business on October 22, 2004 (which is the record date established for the Annual Meeting), you may vote at the Annual Meeting, and at any adjournment or postponement thereof, either in person or by proxy. On that day, there were 6,231,726 shares of our common stock outstanding and entitled to vote.

How Many Votes Do I Have?

Each share is entitled to one vote in the election of directors and on any other matter upon which a vote may properly be taken at the Annual Meeting. Also, in the election of directors, there is no cumulative voting. As a result each stockholder will be entitled, for each share of common stock that such stockholder owns, to cast one vote for a single nominee for each position on the Board of Directors.

In order to vote, you must either designate a proxy to vote on your behalf or attend the Annual Meeting and vote your shares in person. The Board of Directors requests your proxy so that your shares will count toward a quorum and will be voted at the Annual Meeting.

How Will The Board Vote My Proxy?

A properly executed proxy received by us prior to the Meeting, and not revoked, will be voted as directed by you on that proxy. If you provide no specific direction, your shares will be voted FOR the election of the Directors nominated by the Board.

If any other matter is presented at the Annual Meeting upon which a vote may properly be taken, the shares represented by your proxy will be voted in accordance with the judgment of the holders of the proxy. However, if your shares are held in a brokerage account or by a nominee, please read the information below under captions “How May I Vote” and “Voting Shares Held by Brokers, Banks and Other Nominees” regarding how your shares may be voted.

How May I Vote?

Stockholders should complete, sign, date and return their proxy cards in the postage-prepaid return envelope provided with this Proxy Statement. If you sign and return your proxy card without indicating how you want to vote, your proxy will be voted as recommended by the Board of Directors (except for shares held by brokers, banks and other nominees, as described below). If you forget to sign you proxy card your shares cannot be voted. However, if you sign your proxy card, but forget to date it, your shares will still be voted as you have directed. You should, however, date your proxy card, as well as sign it.

In the alternative, you may attend the Annual Meeting and vote in person. However, if your shares are held in a brokerage account or by a nominee holder, you will need to contact the broker or the nominee holder to obtain a proxy that will enable you to vote your shares in person at the Annual Meeting.

Voting Shares Held by Brokers, Banks and Other Nominees

If you hold your shares of Company common stock in a brokerage or nominee account, you are the “beneficial owner” of those shares, holding them in “street name.” In order to vote your shares, you must give voting instructions to your broker or the nominee holder of your shares. We ask brokers and nominee holders to obtain voting instructions from the beneficial owners of shares of our common stock. Proxies that are sent to us by brokers or nominee holders on your behalf will count toward a quorum and will be voted in accordance with the instructions that you have provided to the broker or nominee holder of your shares. If you fail to provide voting instructions, your broker or other nominee will have discretion to vote your shares for the election of the Board’s nominees at the Annual Meeting (unless there is a “counter-solicitation” or your broker has knowledge of a “contest,” as those terms are used in the New York Stock Exchange Rules).

Required Vote

Quorum Requirement. Our Bylaws require that a quorum — that is, the holders of a majority of all of the shares of our common stock entitled to vote at the Annual Meeting — be present, in person or by proxy, before any business may be transacted at the Meeting (other than adjourning the Meeting to a later date to allow time to obtain additional proxies to satisfy the quorum requirement).

Required Vote.    A plurality of the votes cast is required for the election of Directors. As a result, the seven nominees for election to the Board who receive the highest number of votes cast will be elected and any shares voted to “Withhold Authority” will not have any effect on the outcome of the election. Broker non-votes, which relate to shares for which “street” or “nominee” holders do not obtain voting instructions from the beneficial holders and cannot or do not choose to vote the shares on a discretionary basis, are not counted as votes cast and, therefore, also will have no effect on the outcome of the election. However, shares voted to Withhold Authority and broker non-votes are considered present at the meeting for purposes of determining whether a quorum is present.

How Can I Revoke My Proxy?

   If you are the record owner of your shares and, after you have returned your proxy, you decide to change your vote, you may do so by taking any one of the following actions:

•	Sending a written notice that you are revoking your proxy addressed to the Secretary of the Company, at P.O. Box 6280 Newport Beach, California 92658 and then voting again by one of the methods described immediately below. To be effective, the notice of revocation must be received by the Company before the Annual Meeting commences.

•	Returning a new proxy by mail at a later date than your prior proxy. To be effective, that later dated proxy must be received by the Company before the Annual Meeting commences.

•	Attending the Meeting and voting in person or by proxy in a manner different that the instructions contained in your earlier proxy.

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                However, if your shares are held by a broker or other nominee holder, and you want to change the voting instructions you have previously given to the broker or nominee holder, you will need to contact your broker or the nominee holder to ascertain the actions you will need to take to change your previous voting instructions.

STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table presents certain information as of October 22, 2004, regarding the shares of common stock of the Company beneficially owned by (i) persons known by the Company to hold more than 5% of its shares, (ii) the incumbent directors and the nominees for election to the Board of Directors at the upcoming Annual Meeting, (iii) the executive officers of the Company, and (iv) all of the directors and executive officers as a group.

Name	Number of Shares Beneficially Owned(1)	% of Shares Outstanding
David G. Hall	1,760,263 (2)	28.2%
P.O. Box 6280 Newport Beach, CA 92658

Special Situations Fund III, L.P	613,180 (3)	9.8%
Special Situations Cayman Fund, L.P. Austin W. Marxe & David M. Greenhouse 153 East 53rd Street, 55th floor, New York, NY 10022

Van D. Simmons	498,233 (4)	8.0%
P.O. Box 6220, Newport Beach, CA 92658

John W. Dannreuther	379,126	6.1%
P.O. Box 1840, Cordova, Tennessee 38088-1840

Gordon Wrubel	350,400	5.6%
P.O. Box 11777, Newport Beach, CA 92658

Shannon River Capital Management, LLC	338,475 (5)	5.4%
Shannon River Partners, L.P and Shannon River Partners II, L.P 450 Seventh Avenue, Suite 509, New York, NY 10123

A. Clinton Allen	66,250 (6)	1.1%
Michael R. Haynes	44,888 (6)	*
Deborah A. Farrington	40,000 (6)	*
Ben A. Frydman	34,375 (6) (7)	*
A. J. Bert Moyer	27,500 (6)	*
Michael J. Lewis	33,125 (6)	*
All Directors and Officers, as a group (10 persons)	2,504,009 (8)	38.7%

*    Less than 1% of the Company’s outstanding shares.

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Under those rules (a) if a person has decision making power over either the voting or the disposition of any shares, that person is generally deemed to be a beneficial owner of those shares; (b) if two or more persons have decision making power over either the voting or the disposition of any shares, they will be deemed to share beneficial ownership of those shares, in which case the same shares will be included in share ownership totals for each of those persons; and (c) if a person holds options or warrants to purchase shares that are currently exercisable or will become exercisable in the sixty (60) days following the Record Date for the Annual Meeting, that person will be deemed to be the beneficial owner of those shares and those shares (but not shares that are subject to options or warrants held by any other stockholder) will be deemed to be outstanding for purposes of computing the percentage of the outstanding shares that are beneficially owned by that person.

(2)	Includes 54,163 shares held in grantor trusts established for Mr. Hall’s children. Mr. Hall may, under limited circumstances, exercise dispositive power (but he does not have voting power) over those shares and, for that reason, may be deemed to share such dispositive power with the trustees of those trusts.

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(3)	According to a report filed with the Securities and Exchange Commission by Messrs. Marxe and Greenhouse, although 439,385 of these shares are owned by Special Situations Fund III, L.P and 173,795 of these shares are owned by Special Situations Cayman Fund, L.P., Messrs. Marxe and Greenhouse share sole voting and dispositive power over all of these 613,180 shares.

(4)	Includes 23,213 of the shares held by the grantor trusts established by Mr. Hall for his children that are referred to in footnote (2) above, because Mr. Simmons is a trustee for certain of those trusts. As trustee, he exercises voting power, and shares dispositive power with Mr. Hall, over those 23,213 shares and, therefore, these 23,213 shares are included in both of their share ownership totals. Mr. Simmons does not have any financial or pecuniary interest in any of the shares held in these trusts.

(5)	According to a report filed with the Securities and Exchange Commission, Shannon River Partners, L.P and Shannon River Partners II, L.P. hold direct voting and dispositive power and Shannon River Capital Management, LLC holds indirect voting and dispositive power with respect to 193,734 of these shares. The remaining 144,741 are reported to be owned indirectly by Shannon River Capital Management, LLC and directly, in various proportions, by Wynnefield Partners Small Cap Value, L.P., Wynnefield Partners Small Cap Value, L.P. I, Wynnefield Small Cap Value Offshore Fund, Ltd., Wynnefield Capital Management, LLC and Wynnefield Capital, Inc. (collectively the “Funds”). The Funds disclaim beneficial ownership of the 193,734 shares owned by Shannon River Partners, L.P. and Shannon River Partners II, L.P. Shannon River Partners, L.P. and Shannon River Partners II, L.P. disclaim any beneficial ownership of the 144,741 shares owned by the Funds.

(6)	Includes the following numbers of shares which may be purchased on exercise of employee stock options that are currently exercisable or will become exercisable within 60 days of October 22, 2004: Mr. Allen - 66,250 shares; Mr. Haynes - 42,500 shares; Ms. Farrington - 40,000 shares; Mr. Frydman - 33,750 shares; Mr. Moyer - 22,500 shares; and Mr. Lewis - 33,125 shares.

(7)	Does not include, and Mr. Frydman disclaims beneficial ownership of, a total of 4,375 shares owned by other members of the law firm of Stradling Yocca Carlson & Rauth, of which Mr. Frydman is a member.

(8)	Includes a total of 238,125 shares which the Company’s executive officers and directors have the right to acquire by exercise of stock options that are currently exercisable or will become exercisable within 60 days of October 22, 2004.

ELECTION OF DIRECTORS
(Proposal No. 1)

The Company’s Bylaws currently provide for a Board of seven directors to serve for a term of one (1) year and until their successors are elected and qualify to serve. The Board of Directors has nominated the seven nominees identified below for election as directors at the 2004 Annual Meeting. Unless authority to vote has been withheld, the proxy holders named in the enclosed proxies intend to vote the shares represented by those proxies at the Annual Meeting for the election of all of the nominees named below.

All of the nominees are presently directors of the Company and all of them were elected to the Board of Directors by the Company’s stockholders at the 2003 Annual Meeting. All of the nominees have consented to serve, if elected. If any nominee becomes unavailable for any reason before the election, the enclosed proxy will be voted for the election of such substitute nominee or nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve.

Vote Required and Recommendation of the Board of Directors

Under Delaware law, the seven nominees for election as Directors receiving the highest number of votes at the Annual Meeting will be elected. As a result, proxies voted to “Withhold Authority,” which will be counted, and broker non-votes, which will not be counted, will have no practical effect on the outcome of the election.

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The names and certain information, as of October 22, 2004, concerning the nominees for election as Directors is set forth below.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

Nominees:

Name	Age	Director Since	Principal Occupation

A. Clinton Allen	60	2001	Chief Executive Officer of A. C. Allen & Company

Deborah A. Farrington	54	2003	Co-Chairman of StarVest Partners, L.P.

Ben A. Frydman	57	2000	Attorney and Member of Stradling Yocca Carlson & Rauth

David G. Hall	57	1986*	President of the Company

Michael Haynes	53	2003	Chief Executive Officer of the Company

A. J. “Bert” Moyer	60	2003	Business Consultant and Private Investor

Van D. Simmons	53	1986*	President David Hall Rare Coins & Collectibles

*	Although Collectors Universe was organized in February 1999, Mr. Hall and Mr. Simmons were both founders and served as directors of its predecessor company, Professional Coin Grading Service, Inc. beginning in 1986.

A. Clinton Allen has served as a Director of Collectors Universe, Inc. since June 2001 and as Chairman of the Board of Directors since December 2002. Mr. Allen is the C.E.O. of A. C. Allen & Company, a private investment banking consulting firm. He is the Lead Director and the Chairman of the Audit Committee of Steinway Musical Instruments, one of the world's largest manufacturers of musical instruments. Mr. Allen also is a member of the boards of directors of Integrated Alarm Services, Inc., the largest provider of wholesale security monitoring in the United States; Brooks Automation, Inc., a provider of integrated tool and factory automation solutions for the global semiconductor and related industries; LKQ Corporation, the largest nationwide provider of recycled OEM automotive parts; and Source Interlink Companies, the leading provider of magazine sales information and services to the publishing and retailing industries in North America. Mr. Allen served on the board of directors of Blockbuster Entertainment Corporation from 1986 until its acquisition by Viacom/Paramount in September 1994. Mr. Allen graduated from Harvard University and serves on the Executive Committee of both the Friends of Harvard and Radcliffe Crew and Friends of Harvard Football.

Deborah A. Farrington is founder and is, and since 1998 has been, the Co-Chairman of StarVest Partners, L.P., a $150 million private equity fund, which invests primarily in emerging software and business services companies. From 1993 to 1997, Ms. Farrington was President and CEO of Victory Ventures, LLC, a New York-based private equity investment firm. Also during that period, she was a founding investor and chairman of the board of Staffing Resources, Inc., a diversified staffing company which grew from $17 million to $300 million in annual revenues while she served on its board. Ms. Farrington serves on the Boards of NetSuite Technologies, Inc., Comparison Markets, Inc., and Fieldglass, Inc., all of which are private companies. She is a graduate of Smith College and received an MBA from Harvard Business School.

Ben A. Frydman has served as a Director of Collectors Universe since December 2000. Mr. Frydman is, and for more than the past five years has been, engaged in the private practice of law, as a member and stockholder of Stradling Yocca Carlson & Rauth, a Professional corporation, which provided legal services to the Company in the fiscal year ended June 30, 2004 and is expected to provide legal services to the Company in the fiscal year ending June 30, 2005. Mr. Frydman is a member of the Board of Directors of The Coast Distribution System, Inc. He also is a founding member of the Board of the Forum for Corporate Directors of Orange County, which is a nonprofit corporation that conducts educational programs focusing on corporate governance. Mr. Frydman has a B.A. degree, with honors, from UCLA and a Juris Doctor degree, with honors, from Harvard Law School.

       David G. Hall has served as President of Collectors Universe since October 2001 and a Director since its founding in February 1999. From April 2000 to September 2001, Mr. Hall served as the Chief Executive Officer of the Company and as its Chairman from February 1999 to October 2001. Mr. Hall is a director and President of Professional Coin Grading Service, Inc., the Company’s predecessor and now its wholly-owned subsidiary, and was its Chief Executive Officer from 1986 to February 1999, when it was acquired by the Company. Mr. Hall was honored in 1999

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by COINage Magazine as Numismatist of the Century, along with 14 other individuals. In 1990, Mr. Hall was named Orange County Entrepreneur of the Year by INC. Magazine. In addition, he has written A Mercenary’s Guide to the Rare Coin Market, a book dedicated to coin collecting.

Michael R. Haynes has been the Company’s Chief Executive Officer since January 2003. Prior to joining Collectors Universe, he had served as president, chief operating officer or chief financial officer of eight different companies engaged in the collectibles, precious metals, specialty retail, distribution, e-commerce and manufacturing businesses, including Greg Manning Auctions, Inc., where he served as President and Chief Financial Officer from 1994 to 1995 and Heritage Numismatic Auctions, where he served as President from 1974 to 1990. Mr. Haynes also was one of the co-founding board members of the Industry Council for Tangible Assets, a Washington, D.C. trade association for dealers and auctioneers of tangible and collectible assets, where he served for nine years. Mr. Haynes holds a Master's Degree in Business and a Bachelor of Science Degree in Mechanical Engineering, both from Southern Methodist University. Mr. Haynes also is a CPA.

        A. J. “Bert” Moyer, who is now a business consultant and private investor, served from March 1998 until February 2000 as Executive Vice President and Chief Financial Officer for QAD, Inc., a leading provider of enterprise resource planning software applications for global manufacturing companies. Between September 2000 and February 2002, Mr. Moyer was engaged as a consultant to QAD, Inc., assisting in the Sales Operations of the Americas Region. He served as president of the commercial division of the Profit Recovery Group International, Inc. from March until July 2000. Prior to joining QAD, Inc. in 1998, Mr. Moyer was Chief Financial Officer of Allergan, a specialty pharmaceutical company based in Irvine, California. Mr. Moyer serves on the boards of QAD, Inc. CalAmp Corp. and Virco Manufacturing Corporation. Mr. Moyer received his Bachelor of Science degree in Business Administration from Duquesne University and graduated from the Advanced Management Program at the University of Texas, Austin.

Van D. Simmons served as President of the Company’s David Hall Rare Coins Division from October 2000 until March 2004. From July to October 2000, he served as Vice President of Sales of the Company’s Bowers and Merena Division. From 1981 to 1997 he served as the President of DHRCC, Inc., a retailer of rare coins. Mr. Simmons was a founding director of the Company in February 1999 and was also a founder and has served as a director of its predecessor company, Professional Coin Grading Service, Inc., beginning in 1986. He served as Chairman of the Board of David Hall’s North American Trading, LLC, a retailer of rare coins, from February 1997 to July 2000.

There are no family relationships among any of the Company’s officers or directors.

THE BOARD OF DIRECTORS

The Role of the Board of Directors

In accordance with Delaware law and our Bylaws, the Board of Directors oversees the management of the business and affairs of the Company. The members of the Board keep informed about our business through discussions with senior management and other officers and managers of the Company and its subsidiaries, by reviewing analyses and reports sent to them by management and outside consultants, and by participating in Board and in Board committee meetings.

Attendance at Meetings

During fiscal 2004, the Board of Directors of the Company held a total of 7 meetings and all of the directors attended at least 75 percent of the total of those meetings and the meetings of the Board committees on which they served during the respective periods they served as directors of the Company during that year.

        Our Board members are encouraged to prepare for and attend all meetings of our stockholders and all meetings of the Board and the Board committees of which they are members. All of the directors attended the 2003 Annual Meeting of Stockholders.

Number of Directors

The Board currently consists of seven members. Our Bylaws provide that the Board of Directors is authorized to change the authorized number of directors from time to time, as it deems to be appropriate.

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Term of Office of Directors - Annual Election of Directors

The Company’s Bylaws provide that directors are elected annually to serve for a term of one year ending at the next Annual Meeting of Stockholders and until their successors are elected. If a vacancy occurs in any Board position between Annual Meetings, the Board may fill the vacancy by electing a new director to that position. The Board of Directors may also create a new director position and elect a new director to hold that position for a term ending at the next Annual Meeting of Stockholders.

Director Independence

The Board has determined, after careful review, that each member of the Board is independent under the definition of independence set forth in rules of NASDAQ that are applicable to companies with shares listed on that NASDAQ National Stock Market (the “NASDAQ Listed Company Rules”), with the exception of Messrs. Haynes and Hall, who are officers of the Company, and Mr. Simmons who was employed by the Company until March 31, 2004. In reaching this conclusion, the Board considered all relevant facts and circumstances with respect to any direct or indirect relationships between the Company and each of the non-management directors. The Board determined that any relationships that now exist, or may have existed in the past, between the Company and any of the non-management directors have no material effect on their independence.

In accordance with the Board’s independence evaluation, 4 of the 7 incumbent members of the Board are independent directors. In addition, all of the members of the standing committees of the Board are independent directors.

Communications with the Board

Stockholders and other parties interested in communicating with the non-management directors as a group may do so by writing to the Corporate Secretary, Collectors Universe, Inc., P.O. Box 6280, Newport Beach, California 92658. The Corporate Secretary will review and forward to the appropriate member or members of the Board copies of all such correspondence that, in the opinion of the Corporate Secretary, deal with the functions of the Board or its committees or that the Corporate Secretary otherwise determines requires their attention. Concerns relating to accounting, internal controls or auditing matters will be brought promptly to the attention of the Chairman of the Audit Committee and will be handled in accordance with procedures established by the Board’s Audit Committee.

Corporate Governance Policies

Our Board of Directors believes that sound governance practices and policies provide an important framework to assist them in fulfilling their duty to the Company’s stockholders. In September 2004, our Board of Directors adopted the following governance policies, which include a number of policies and practices under which our Board has operated for some time, together with concepts suggested by various authorities in corporate governance and the new requirements under the NASDAQ Listed Company Rules and the Sarbanes-Oxley Act of 2002. Some of the principal subjects covered by those policies include:

•   Director Qualifications, which include measuring each candidate’s independence, experience, knowledge, skills, expertise, integrity, ability to make independent analytical inquiries; his or her understanding of our business and the business environment in which we operate; and the candidate’s ability and willingness to devote adequate time and effort to Board responsibilities, taking into account the candidate’s employment and other board commitments.

•   Responsibilities of Directors, including acting in the best interests of all stockholders; maintaining independence; developing and maintaining a sound understanding of our business and the industry in which we operate; preparing for and attending Board and Board committee meetings; and providing active, objective and constructive participation at those meetings.

•   Director access to management and, as necessary and appropriate, independent advisors, including encouraging presentations to the Board from the officers responsible for functional areas of our business.

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•   Maintaining adequate funding to retain independent advisors for the Board, as the Board deems to be necessary or appropriate, and also for its standing committees as the members of those committees deem to be necessary or appropriate.

•   Director orientation and continuing education, including programs to familiarize new directors with our business, strategic plans, significant financial, accounting and risk management issues, compliance programs, conflicts policies, code of business conduct and corporate governance guidelines. In addition, each director is expected to participate in continuing education programs relating to developments in the Company’s business and in corporate governance.

•      Annual performance evaluation of the Board, including an annual self-assessment of the Board’s performance as well as the performance of each Board committee.

•   Regularly scheduled executive sessions, without management, will be held by the Board. In addition, the Audit Committee meets separately with the Company’s outside auditors.

Code of Business and Ethical Conduct

We have adopted a Code of Business and Ethical Conduct for our officers, employees and directors, as well as specific ethical conduct policies and principles that apply to our Chief Executive Officer, Chief Financial Officer and other key accounting and financial personnel. A copy of our Code of Business and Ethical Conduct will be available at the Investor Relations Section of our website at www.collectors.com. We intend to disclose, at this location on our website, any amendments to that Code and any waivers of the requirements of that Code that may be granted to our Chief Executive Officer or Chief Financial Officer.

Other Governance Matters

In addition to the governance policies discussed above, our Chief Executive Officer and Chief Financial Officer have provided the certifications of our SEC filings required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 each quarter since the certification rules were adopted. We also have adopted new charters for our Board committees that comply with applicable NASDAQ Listed Company Rules.

You can access our Board Committee charters, and other corporate governance materials, news releases and SEC filings, by visiting the Investor Relations Section of our website at www.collectors.com.

Committees of the Board of Directors

The Board has two standing committees: an Audit Committee and a Compensation Committee. Information regarding the members of each of those Committees and their responsibilities and the number of meetings held by those Committees in fiscal 2004 is set forth below. The Board of Directors, as a whole, functions as a Board Nominating Committee.

Audit Committee. The members of the Audit Committee are A. J. Bert Moyer, its Chairman, and A. Clinton Allen and Deborah Farrington. All of the members of the Audit Committee are independent within the meaning of the NASDAQ Listed Company Rules and the enhanced independence requirements for audit committee members contained in Rule 10A-3 under the Securities Exchange Act of 1934, as amended. Our Board of Directors has determined that Mr. Moyer meets the definition of “audit committee financial expert” adopted by the Securities and Exchange Commission (the “SEC”). The Audit Committee has a written charter that specifies its responsibilities, which include oversight of the financial reporting process and system of internal accounting controls of the Company, and appointment and oversight of the independent public accountants engaged to audit the Company’s financial statements. Our Board of Directors, upon the recommendation of the Audit Committee, approved that charter which amends and restates a previously adopted charter to incorporate new audit committee requirements established by the SEC and NASDAQ. A copy of that Audit Committee Charter is attached as Exhibit A to this Proxy Statement. The Audit Committee held 9 meetings during fiscal 2004. To ensure independence, the Audit Committee also meets separately with our outside auditors and members of management, respectively.

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Compensation Committee. The members of the Compensation Committee are Deborah Farrington, its Chairperson, and A. Clinton Allen and A. J. Bert Moyer, each of whom is an independent within the meaning of the NASDAQ Listed Company Rules. The Compensation Committee reviews and approves the salaries and establishes incentive compensation and other benefit plans for our executive officers. Our Board of Directors has adopted a charter setting forth the role and responsibilities of the Compensation Committee. A copy of that charter, which complies with applicable NASDAQ Listed Company Rules, will be accessible at the Investor Relations Section of our website at www.collectors.com. The Compensation Committee held 4 meetings during fiscal 2004.

Nominating Committee. The Board of Directors has decided that the full Board of Directors should perform the functions of a nominating committee for the Company. It made that decision because the Board believes that selecting new Board nominees is one of the most important responsibilities the Board members have to our stockholders and, for that reason, all of the members of the Board should have the right and responsibility to participate in the selection process. In its role as nominating committee, the Board identifies and screens new candidates for Board membership. Each of the Board members, other than Messrs. Haynes, Hall and Simmons, is an “independent director” within the meaning of the NASDAQ Listed Company Rules that are applicable to membership on a Board Nominating Committee and the Board has decided that actions of the Board, in its role as nominating committee, can be taken only with the affirmative vote of a majority of the independent directors on the Board. Our Board of Directors has adopted a charter setting forth the responsibilities of the Board when acting as a nominating committee. A copy of that charter, which complies with applicable NASDAQ Listed Company Rules, will be accessible at the Investor Relations section of our website at www.collectors.com. The Board met one time during fiscal 2004 in its role as nominating committee.

The Director Nominating Process. In identifying new candidates for membership on the Board, the Directors will seek recommendations from existing Board members and executive officers. In addition, the Board intends to consider any candidates that may be recommended by any of the Company’s stockholders who submit such recommendations to the Board in accordance with the procedures described below. The Board also has the authority to engage an executive search firm and other advisors as it deems appropriate to assist it identifying qualified Board candidates.

In assessing and selecting new candidates for Board membership, the Board of Directors will consider such factors, among others, as the candidate’s independence, experience, knowledge, skills and expertise, as demonstrated by past employment and board experience and the candidate’s reputation for integrity. When selecting a nominee from among candidates considered by the Board, it will conduct background inquiries of and interviews with the candidates the Board members believe are best qualified to serve as directors. The Board members will consider a number of factors in making their selection of a nominee from among those candidates, including, among others, whether the candidate has the ability, willingness and enthusiasm to devote the time and effort required of members of the Board; the candidate’s independence, including whether the candidate has any conflicts of interest or commitments that would interfere with the candidate’s ability to fulfill the responsibilities of directors of the Company, including membership on Board committees; whether the candidate’s skills and experience would add to the overall competencies of the Board; and whether the candidate has any special background or experience relevant to the Company’s business.

Stockholder Recommendations of Board Candidates. Any stockholder desiring to submit a recommendation for consideration by the Board of a candidate that the stockholder believes is qualified to be a Board nominee at any upcoming stockholders meeting may do so by submitting that recommendation in writing to the Board not later 120 days prior to the first anniversary of the date on which the proxy materials for the prior year’s annual meeting were first sent to stockholders. However, if the date of the upcoming annual stockholders meeting has been changed by more than 30 days from the anniversary date of the prior year’s annual meeting, the recommendation must be received within a reasonable time before the Company begins to print and mail its proxy materials for the upcoming annual meeting. In addition, the recommendation should be accompanied by the following information: (i) the name and address of the nominating stockholder and the person that the nominating stockholder is recommending for consideration as a candidate or Board membership; (ii) the number of shares of voting stock of the Company that are owned by the nominating stockholder, his or her recommended candidate and any other stockholders known by the nominating stockholder to be supporting the nomination of that candidate; (iii) a description of any arrangements or understandings that relate to the election of directors of the Company, between the nominating stockholder, or any person that (directly or indirectly through one or more intermediaries) controls, or is controlled by, or is under common control with, such stockholder, on the one hand, and any other person or persons (naming such other person or persons), on the other hand; (iv) such other information regarding each recommended candidate as would be required to be included in a proxy statement filed

9

pursuant to the proxy rules of the SEC; and (v) the written consent of the stockholder’s recommended candidate to be named as a nominee and, if nominated and elected, to serve as a director.

Director Compensation

For their service on the Board, non-employee directors each receive a fee of $35,000 per year and a fee of $500 for each special meeting of the Board of Directors that they attend. The Chairman of the Board of Directors receives an additional fee of $40,000 per year for his services as Chairman of the Board, the Chairman of the Audit Committee receives an additional fee of $10,000 per year for his services on the Audit Committee and the Chairperson of the Compensation Committee receives a fee of $5,000 per year for her services on that Committee. Each of our directors is also eligible to receive stock option grants under our 2003 Stock Incentive Plan, including an automatic grant of options to purchase 15,000 shares of Company common stock on the date of each Annual Stockholders Meeting at which he or she is elected or re-elected as a director.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Based upon information made available to us, the Company believes that all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 applicable to its directors and officers and any holders of more than 10% of the Company’s shares were satisfied with respect to the Company’s fiscal year ended June 30, 2004.

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COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth the annual and long-term compensation for the fiscal years ended June 30, 2004, 2003 and 2002 paid by the Company to its Chief Executive Officer and the highest paid executive officers who earned total cash compensation during fiscal 2004 of more than $100,000 (the “Named Officers”). The Named Officers do not receive any other compensation or perquisites for services rendered to them to the Company, other than standard health insurance benefits that are provided to all full time employees.

Summary Compensation Table

	Annual Compensation
	Year	Salary	Bonus	Long Term Compensation Awards Stock Options (Shares) (#)
David G. Hall	2004	$300,000	$300,051 (1)	--
President	2003	300,000	150,000 (1)	--
	2002	300,000	--	--

Michael R. Haynes	2004	$273,509 (2)	$225,051 (2)	40,000
Chief Executive Officer	2003	125,000 (2)	--	100,000

Michael J. Lewis	2004	$223,824	$125,051 (3)	37,500
Chief Financial Officer	2003	220,000	50,000 (3)	27,500
	2002	151,000 (3)	--	--

(1)	Mr. Hall’s bonus compensation in fiscal 2004 and in fiscal 2003 was paid under incentive compensation plans that rewarded him for the performance of the Company’s authentication and grading division, which operates under his direct management supervision.

(2)	Mr. Haynes joined the Company and became CEO effective January 1, 2003 and received six months of salary in fiscal 2003. Mr. Haynes annual base salary was increased from $250,000 to $275,000 in October 2003. Mr. Haynes annual base salary for fiscal 2005 will be $300,000. Mr. Haynes bonus compensation in fiscal 2004 was comprised of a bonus of $200,000 paid under an annual incentive compensation plan for fiscal 2004 and a $25,000 discretionary bonus awarded by the Compensation Committee. The bonus paid under the 2004 incentive compensation plan was determined on the basis of (i) the Company’s financial performance in fiscal 2004 in relation to Company performance targets and (ii) his achievement of certain individualized performance goals.

(3)	Mr. Lewis joined the Company as Chief Financial Officer in October 2001, and therefore he received nine months of salary in fiscal 2002. His fiscal 2004 and 2003 bonuses were paid pursuant to incentive bonus plans adopted in each of those years and bonus amounts were determined on the basis of (i) the Company’s financial performance in each of those fiscal years measured in relation to Company financial performance targets, and (ii) his achievement of certain individualized performance goals.

Option Grants in Fiscal 2004

The following table sets forth information regarding the options to purchase shares of Company common stock that were granted to the Named Officers during the fiscal year ended June 30, 2004:

Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to All Employees in Fiscal 2004(1)	Exercise Price ($/Share)	Expiration Date	Potential Realizable Value of Options at Assumed Annual Rates of Stock Price Appreciation for O ption Term (2) 5% 10%
Michael R. Haynes	40,000(3)	10.0%	$10.26	2014	$258,098	$654,072

Michael J. Lewis	22,500(4)	6.0%	$10.38	2013	$146,878	$372,219
	15,000(5)	4.0%	$10.26	2014	$96,787	$245,277
(footnotes follow on next page)

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(1)	During the fiscal year ended June 30, 2004, the Company granted options to purchase an aggregate of 405,900 shares of common stock to employees and directors of the Company.

(2)	There is no assurance that the values that may be realized by an executive officer on exercise of his or her options will be at or near the values estimated in the table, which utilize arbitrary compounded rates of growth of stock price of 5% and 10% per year.

(3)	These options become exercisable in four equal annual installments of 10,000 each, commencing on May 13, 2005 (one year after the date of grant), and will expire in 10 years unless sooner exercised or terminated.

(4)	These options become exercisable in four equal annual installments of 5,625 shares each, commencing on December 31, 2004 (one year after the date of grant) and will expire in 10 years unless sooner exercised or terminated.

(5)	These options become exercisable in four equal annual installments of 3,750 shares each, commencing on May 13, 2005 (one year after the date of grant) and will expire in 10 years unless sooner exercised or terminated.

Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

None of the Named Officers exercised options in fiscal 2004. The following table sets forth certain information with respect to “in-the-money” options held by the Named Officers at June 30, 2004.

	Number of Securities Underlying Unexercised Options At June 30, 2004		Value of Unexercised In-the-Money Options At June 30, 2004 (1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Michael R. Haynes	23,750	116,250	$232,325	$857,575
Michael J. Lewis	27,500	37,500	$274,725	$102,675

(1)	Based on the closing price of the Company’s shares on the NASDAQ National Stock Market on June 30, 2004, of $13.07 per share.

Employment Agreement

In January 2003, the Company entered into a one year employment agreement with Michael Haynes pursuant to which he is employed as the Company’s CEO, at a salary of $250,000 per year. In October 2003 the employment agreement was extended to December 31, 2004 and Mr. Haynes’ base salary was increased to $275,000 per year. Effective July 1, 2004, Mr. Haynes’ base salary was increased to $300,000 per year and in October 2004 the Compensation Committee approved a one year extension of the agreement to December 31, 2005. The employment agreement is terminable by the Company at any time, with or without cause, effective on 15 days’ prior notice to Mr. Haynes. If the Company were to exercise its right to terminate that Agreement without cause, it would become obligated to continue Mr. Haynes’ salary and benefits (which consist of health insurance) for a period that is the shorter of (i) six months or (ii) the then unexpired term of that agreement.

Certain Transactions

In connection with the commencement of a direct sale coin business, in May 2003 the Company entered into a license agreement with DHRCC, Inc. (“DHRCC”), which was engaged in the direct sale of rare coins for over 10 years, but ceased doing business in June 2000. The owners of DHRCC are David Hall, who is the President and a director of the Company, and Van Simmons who also is a director of the Company. Pursuant to that license agreement, the Company obtained an exclusive license to use, for up to a four year period ending May 31, 2007, a customer list owned and compiled by DHRCC, which contains the names of 11,800 customers of DHRCC, and certain other intangible assets owned by DHRCC, in exchange for which the Company agreed to pay DHRCC a royalty equal to one and one half percent (1.5%) of the net revenues of the Company’s direct sale coin division, on a quarterly basis, but in no event to exceed (i) twenty percent (20%) of the quarterly pre-tax profits of that division, or (ii) an aggregate of $500,000 per year, whichever is less. The license agreement, by its express terms, was terminable by either party at any time, without cause. In addition, the Company hired Mr. Simmons to manage the Company’s direct sale coin business. The license agreement was approved by the disinterested directors of the Company. No royalties were paid by the Company to DHRCC under the license agreement in 2004.

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In fiscal 2004, the Company adopted a strategic plan to discontinue sales of collectibles at auction and at retail and to focus its resources on its grading and authentication and other collectibles service businesses. As a result, in February 2004 the Company notified DHRCC that the Company would be terminating its license agreement with DHRCC effective as of March 31, 2004 and, in connection therewith, that Mr. Simmons’ employment with the Company would also be terminated. As a result of that decision, DHRCC decided to resume selling collectible coins at retail and purchased certain fixed assets, that had been utilized by Company in its direct coin sale business, for a purchase price of $13,000, which was equal to the net book value of those assets at March 31, 2003.

The Company also retained the services of DHRCC to sell the Company’s remaining inventory of coins that it had held for sale in its direct sale coin business. Commissions paid to DHRCC in connection with those sales totaled $84,000.

DHRCC also has subleased from the Company, through November 6, 2009, approximately 2,200 square feet of office space, located at the Company’s offices in Santa Ana, California, at a rent of $1.50 per square foot per month. That rent is equal to the rent being paid to the Company by an unaffiliated subtenant for comparable space in the same building under a sublease entered into by the Company with that subtenant in March 2004. Rent received under the DHRCC sublease totaled $13,000 in fiscal 2004.

Compensation Committee Interlocks and Insider Participation

The Members of the Compensation Committee of the Board of Directors are Deborah Farrington, A. Clinton Allen, and A. J. Bert Moyer, who are non-employee directors of the Company and have been determined by the Board of Directors to be independent directors within the meaning of the NASDAQ Listed Company Rules. No executive officer of the Company served on the board of directors or compensation committee of any entity which has one or more executive officers serving as members of the Company’s Board of Directors or Compensation Committee.

REPORT OF THE COMPENSATION COMMITTEE

Decisions relating to the compensation of the Company’s executive officers are made by the Compensation Committee of the Board of Directors. It is the responsibility of the Compensation Committee to assure that the executive compensation programs are reasonable and appropriate, meet their stated purposes and effectively promote the interests of the Company and its stockholders.

Compensation Philosophy and Policies for Executive Officers

The Company’s strategic goal is to become the leading provider of value-added services to the high-end collectibles markets in which it operates, and thereby to maintain a high level of revenue growth and achieve increasing profitability and, in that way, increase stockholder value. In establishing compensation programs for the Company’s executive officers, the Compensation Committee seeks to create incentives and provide rewards for performance and accomplishments by its officers that will further these goals.

The Committee’s compensation policy emphasizes competitive base salaries, annual incentive compensation or bonus plans for selected officers and management employees and long term incentive compensation in the form of stock options. Stock options are granted at exercise prices equal to the market value of the Company’s shares on the date they are granted. Since the financial reward provided by stock options is dependent on appreciation in the market value of the Company’s shares above those exercise prices, stock options reward executives for performance that results in improved market performance of the Company’s stock, which directly benefits all stockholders. With the exception of standard health insurance benefits that are available to all of its employees, the Company provides essentially no perquisites to the CEO or its other executive officers.

Base Salaries. All executive officer salaries are reviewed and evaluated at least once per year. In determining appropriate salary levels and salary increases, the Compensation Committee considers the extent to which the Company has achieved, and the extent of the executive’s contribution to the achievement of, its strategic goals, the level of responsibility of the executive, and his or her experience and qualifications. In addition, the Committee recognizes that to be able to retain its existing executives and attract new executives, the Company must offer executive salaries that are comparable to those paid by its competitors. As a result, the Compensation Committee also considers published data regarding compensation paid by similar companies to individuals holding positions comparable to those held by the Company’s executive officers.

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Incentive Compensation. During fiscal 2004 the Compensation Committee adopted individualized incentive compensation plans for Messrs. Haynes, Lewis and Hall. The incentive compensation plans adopted for Messrs. Haynes and Lewis established revenue, expense and earnings goals (“performance goals”) and individualized management objectives for fiscal 2004 and provided for the payment of bonuses to each of them based on the extent to which (i) the Company achieved those performance goals and (ii) the executive achieved management objectives established for him by the Committee. Under those plans, Mr. Haynes earned a bonus of $200,000 and Mr. Lewis earned a bonus of $125,000, based on the Company’s financial performance in fiscal 2004 and the extent to which they achieved their individualized performance goals established for them by the Committee. Mr. Haynes also was awarded a discretionary bonus in the amount of $25,000 by the Compensation Committee. Mr. Hall’s 2004 incentive compensation plan provided for the payment of a bonus to him based on the extent to which the Company’s grading and authentication businesses, the operations of which he directs, achieved certain performance goals established for those businesses for fiscal 2004. He received a bonus of $300,000 under that plan for fiscal 2004.

The Compensation Committee has established similar incentive compensation plans for Messrs. Haynes, Hall and Lewis for fiscal 2005, which are based on performance goals and individualized management objectives established for each of them by the Compensation Committee for fiscal 2005.

CEO Compensation. During fiscal 2004, the Compensation Committee approved an extension of Mr. Haynes employment agreement with the Company and increased his annual base salary by 10% from $250,000 to $275,000 based on the Committee’s review of salaries being paid to chief executive officers by other companies of comparable size. In June 2004, the Compensation Committee approved a further increase in Mr. Haynes annual base salary to $300,000 based on a study conducted for the Committee and recommendations made by an outside compensation planning and advisory firm. During fiscal 2004, the Compensation Committee also granted Mr. Haynes an option to purchase up to 40,000 shares of Company common stock at an exercise price equal to the closing price of the Company’s shares, as reported by NASDAQ, on the date that option was granted. The option will become exercisable in four equal annual installments as to 10,000 shares each, beginning in July 2005 (one year after the grant date), subject to earlier termination (as described below) upon a termination of employment. As described above, the Compensation Committee also established an incentive compensation plan for Mr. Haynes.

Stock Options and Equity-Based Programs. The grant of stock options represents the only form of long term incentive compensation that is awarded by the Company to its executive officers. As discussed above, the Committee believes that the grant of stock options better aligns the interests of the Company’s executive officers with those of the stockholders by rewarding the executive officers for increases in the market value of the Company’s shares. In addition, the Compensation Committee believes that stock option grants provide the Company with a mechanism for recruiting individuals by providing an opportunity for those officers to profit from the results of their contributions to the Company. Generally, options granted to executive officers become exercisable in four or five annual installments usually commencing one year after the date of grant. As a result, option grants also help ensure that operating decisions are based on long-term results that benefit the Company and ultimately the Company’s stockholders.

The options granted to executive officers provide the right to purchase shares of common stock, at the fair market value on the date of grant. Each stock option may become exercisable (“vests”) either immediately or over a period of time that generally ranges from one to five years as determined by the Compensation Committee at the time the option is granted; although, in most cases, vesting occurs over a four to five year period. Once vested, options remain exercisable for a stated term, generally 10 years; however, on termination of an optionee’s employment, options that have not yet become vested terminate automatically and vested options terminate three months (or, in the event such termination is due to the disability or death of the optionee, 12 months) thereafter. Decisions with respect to the number of shares covered by each option grant and the frequency of option grants to executives reflect the Compensation Committee’s assessment of the executive’s level of responsibility, his or her past and anticipated future contributions to the Company and the impact the executive has on decisions that affect the overall success of the Company.

Respectfully Submitted,

Deborah A. Farrington
A. Clinton Allen
A. J. Bert Moyer

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REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to the Company’s audited consolidated financial statements for the fiscal year ended June 30, 2004 (the “financial statements”).

The Audit Committee reports to the Company’s Board of Directors and is responsible for assisting the Board in fulfilling its oversight responsibility as it relates to the Company's financial reporting, and its internal financial and accounting systems and accounting practices and policies. The Board of Directors has adopted an Audit Committee Charter that sets forth the authority and specific duties of the Audit Committee. A copy of the Charter is attached as Exhibit A to this proxy statement.

In discharging its responsibility, the Audit Committee has met and held discussions with management and Deloitte & Touche, LLP, the Company’s independent auditors for the fiscal year ended June 30, 2004. Management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended.

The Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with them their independence from the Company and its management and has considered whether the independent auditors’ provision of non-audit services is compatible with maintaining their independence.

Based on these discussions and reviews, the Audit Committee recommended that the Board of Directors approve the inclusion of the Company’s financial statements in the Company’s Annual Report on Form 10-K for the year ended June 30, 2004, for filing with the Securities and Exchange Commission.

Management is responsible for the Company’s financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent auditors are responsible for auditing those financial statements. The Audit Committee’s responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of the Company and no member of the Committee is, nor does any member of the Committee represent himself or herself to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have necessarily relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company’s financial statements.

Respectfully Submitted,

A. J. Bert Moyer
A. Clinton Allen
Deborah A. Farrington

Notwithstanding anything to the contrary set forth in the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Compensation Committee and Audit Committee Reports and the Performance Graph on the following page shall not be incorporated by reference into any such filings.

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STOCKHOLDER RETURN COMPARISON

The following line graph presents a five-year comparison of cumulative total returns for (i) the Company, (ii) an index comprised of companies classified as “Auction House/Art Dealers that were selected by the Company (the “Peer Group”), and (iii) the Russell 2000 Small Cap Index (the “Russell 2000”). The companies comprising the Peer Group and their respective trading symbols are: Richie Bros. Auctioneers (“RBA”), Sotheby's Holdings, Inc. (“BID”), Ableauctions.Com (AAC), Greg Manning Auctions Inc. (GMAI), and Gallery of History, Inc. (“HIST”). The data for the graph was obtained from NASDAQ.

150
100
50
0
November 1999
June 2000
June 2001
June 2002
June 2003
June 2004
Collectors Universe, Inc.
Peer Group Index
Russell 2000 Index
100
114
113
102
99
130
75
58
61
62
75
49
32
17
14
52

	November 4,	June 30,
	1999	2000	2001	2002	2003	2004
Collectors Universe, Inc.	100	49	32	17	14	52
Peer Group Index	100	75	58	61	62	75
Russell 2000 Composite Index	100	114	113	102	99	130

This Stock Performance Graph assumes that $100 was invested, at November 4, 1999, in the Company’s shares and in the shares of the companies in the Peer Group Index and in the Russell 2000 Index and that any dividends issued for the indicated periods were reinvested. Stockholder returns shown in the Stock Performance Graph are not necessarily indicative of future stock performance.

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INDEPENDENT PUBLIC ACCOUNTANTS

During fiscal 2004, Deloitte & Touche LLP (“Deloitte”) were the Company’s independent auditors and provided audit services to the Company, which included the examination of the Company’s consolidated financial statements for the year ended June 30, 2004 and reviews of the Company’s consolidated financial statements included in the Company’s quarterly reports on Form 10-Q filed with the SEC for the first three fiscal quarters of the year.

A representative of Deloitte & Touche LLP will attend the Annual Meeting, will have an opportunity to make a statement and will be available to respond to appropriate questions from stockholders.

The Audit Committee is in the process of obtaining proposals from Deloitte and other independent auditing firms with respect to the audit of the Company’s consolidated financial statements for fiscal 2005 and, therefore, has not yet selected an independent auditor to conduct that audit. However, in the interim, the Audit Committee has approved the engagement of Deloitte to conduct a review of the Company’s unaudited interim consolidated financial statements that will be included in its quarterly report on Form 10-Q for the quarter ended September 30, 2004 to be filed with the SEC.

Audit and Other Services Performed and Related Fees

Deloitte performed the following services for the Company relating to the fiscal year ended June 30, 2004:

Audit Services. Audit services consisted of the audit of the Company’s consolidated financial statements for, and reviews of the Company’s Quarterly Reports on Form 10-Q filed with the SEC during, the year ended June 30, 2004.

Audit Related Services. Audit-related services rendered in fiscal 2004 by Deloitte consisted of an audit of the financial statements of the Company’s auction businesses (which had not previously been audited separately) to facilitate the sale of those businesses by the Company.

Tax Services. Deloitte rendered tax planning and advisory services to the Company in fiscal 2004.

Other Services. Deloitte rendered advisory services to the Company in connection with the preparation and processing of applications for enterprise zone tax credits.

The following table contains information regarding the fees billed by Deloitte for the above described services and those provided in fiscal 2003:

	Year Ended June 30,
	2004	2003

Audit Services	$206,714	$151,371
Audit Related Services	$324,891	$--
Tax Services	$62,508	$258,207
Other Services	$27,180	$--

The Audit Committee Charter, a copy of which is attached as Exhibit A to this proxy statement, requires the Audit Committee to pre-approve all audit and non-audit engagements by the Company of the independent auditors. The Charter permits the Audit Committee to delegate such pre-approval authority to one or more of its members, but requires any pre-approval decision made pursuant to such a delegation of authority to be presented to the Audit Committee at its next regularly scheduled meeting for the Committee’s consideration and approval. All of the professional services rendered by Deloitte during fiscal 2004 were pre-approved in accordance with these procedures.

The Audit Committee determined that the provision of audit related, tax and other services rendered by Deloitte and the fees paid for those services in fiscal 2004 were compatible with maintaining Deloitte’s independence.

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SOLICITATION

   We will pay the costs of soliciting proxies from our stockholders, and plan on soliciting proxies by mail. In order to ensure adequate representation at the Annual Meeting, Company directors, officers and employees (who will not receive any additional compensation therefor) may communicate with stockholders, brokerage houses and others by telephone, email, telegraph or in person, to request that proxies be furnished. We will reimburse brokerage houses, banks, custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners of the Company’s shares.

SHAREHOLDER PROPOSALS

Under Securities Exchange Act Rule 14a-8, any stockholder desiring to submit a proposal for inclusion in our proxy materials for our 2005 Annual Meeting of Stockholders must provide us with a written copy of that proposal by no later than 120 days before the first anniversary of the release of our proxy materials for the upcoming 2004 Annual Meeting. However, if the date of our Annual Meeting in 2005 changes by more than 30 days from the date on which our 2004 Annual Meeting is held, then the deadline will be a reasonable time before we begin to print and mail our proxy materials for our 2005 Annual Meeting. Matters pertaining to such proposals, including the number and length of such proposals, the eligibility of persons entitled to have such proposals included and other aspects are governed by the Securities Exchange Act of 1934, as amended, and the rules of the SEC promulgated thereunder and other laws and regulations to which interested stockholders should refer.

OTHER MATTERS

We are not aware of any other matters to come before the 2004 Annual Meeting. If any other matter not mentioned in this Proxy Statement is properly submitted to a vote of stockholders at the Meeting, the proxy holders named in the enclosed proxies will have discretionary authority to vote all proxies they have received with respect to such matter in accordance with their judgment.

ANNUAL REPORT

The 2004 Annual Report to Stockholders of the Company is being sent with this Proxy Statement to each stockholder of record as of October 22, 2004. The Annual Report is not to be regarded as proxy solicitation material.

By Order of the Board of Directors
October 28, 2004

Michael R, Haynes
Chief Executive Officer

COPIES OF THE COMPANY’S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K (WITHOUT EXHIBITS) FOR THE FISCAL YEAR ENDED JUNE 30, 2004 WILL BE PROVIDED TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO THE SECRETARY, COLLECTORS UNIVERSE, INC., P.O. BOX 6280, NEWPORT BEACH, CA 92658.

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EXHIBIT A

AMENDED AND RESTATED CHARTER
OF THE AUDIT COMMITTEE
OF
THE BOARD OF DIRECTORS
OF
COLLECTORS UNIVERSE, INC.

Adopted September 15, 2004

I.      ROLE OF THE AUDIT COMMITTEE

A.            The Audit Committee’s Role.

The role of the Audit Committee (the “Committee”) of the Board of Directors of Collectors Universe, Inc. (the “Company”) shall be to assist the Board of Directors (the “Board”) in fulfilling its oversight responsibility with respect to the Company’s:

•	internal financial and accounting systems;

•	financial reporting, and accounting practices and policies; and

•	internal and external audit functions.

B.           Certain Guiding Principles.

In performing this role, the Committee shall be guided by the following principles:

•	The Company’s independent public accountants (the “Outside Auditors”) are ultimately accountable to the Audit Committee and Board of Directors and not to management of the Company.

•	Free and open communications should be encouraged and promoted among the members of the Board, the Company’s independent accountants and the Company’s management.

•	To best carry out its responsibilities, the Committee’s policies and procedures shall remain flexible in order to address changing conditions.

II.    COMMITTEE COMPOSITION AND MEMBER INDEPENDENCE

A.             Committee Membership.

1.    Committee Composition. The Committee shall be comprised solely of members of the Board of Directors who are independent directors (as defined in Section B below);

2.    Number of Members. The Committee shall have not less than three (3) members who shall be appointed annually by the Board.

3.    Committee Chair. The Board shall appoint one member of the Committee annually to serve as Committee Chair.

4.    Power to Remove Members. The Board, in its discretion, by vote of a majority of its independent directors, may at any time remove any member of the Audit Committee.

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B.    Committee Member Independence and Qualifications.

1.    Independence and Qualifications of Committee Members. All members of the Audit Committee shall:

•	be independent directors within the meaning of the rules of the National Association of Securities Dealers, Inc. that are applicable to companies with equity securities listed on the NASDAQ National Stock Market (the “NASDAQ Listed Company Rules”);

•	satisfy the enhanced independence requirements for audit committee members set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”);

•	have sufficient financial experience and ability to discharge their responsibilities, as outlined in this Charter and as required by applicable law and applicable NASDAQ Listed Company Rules, including the ability to read and understand fundamental financial statements, comprised at least of a company’s balance sheet and related statements of income, cash flows and equity;

•	possess an understanding of the Company’s business and the products and services it offers to its customers, as well as knowledge of the material risks to which its business is subject; and

•	possess an appreciation and recognition of the Audit Committee’s role in corporate governance, including the integrity, dedication of time and energy, and the exercise of independent judgment, that are required of members of the Committee.

2.    “Financial Expert.” At least one member of the Committee shall be a financial expert as defined in NASDAQ Listed Company Rules and the applicable rules of the Securities and Exchange Commission (the “SEC”).

III.   MEETINGS OF THE COMMITTEE

The Committee shall meet at least once each quarter, and hold separate sessions with the Company’s senior management, the Company’s financial officers, the Company’s internal auditor (if any) and the Company’s Outside Auditors. At each meeting of the Board of Directors, the Committee Chair or another member of the Committee shall report on the Committee proceedings and the actions taken by the Committee at the meeting or meetings of the Committee that took place subsequent to the previous Board meeting at which such a report was given. The Committee may, if it deems it appropriate, meet by video conference or by telephone conference call and may take action by unanimous written consent.

IV.          OUTSIDE ADVISORS AND INVESTIGATORY POWERS OF THE COMMITTEE

A.    Retention of Advisors.

1.    Retention of and Reliance on Advisors. The Committee shall have authority to retain such accounting, legal and other advisors, consultants and experts as the Committee, in its sole discretion, may deem necessary or appropriate in connection with the performance of its responsibilities. The Committee shall be entitled to rely on the advice provided by those advisors, consultants and experts, without independent verification, provided that such reliance was reasonable under the circumstances prevailing at the time such advice was rendered.

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2.    Advisors’ Compensation. The Audit Committee shall have sole authority to determine and approve the compensation that shall be paid to and the other terms of retention of such advisors and experts. The Company shall be responsible for paying and shall pay such compensation.

B.    Investigatory Powers.

               The Audit Committee shall have the authority to conduct any investigation as it deems appropriate to the fulfillment by it of its responsibilities. Additionally, the Committee shall have direct access to the Company’s independent accountants and outside counsel, as well as any officers or employees of the Company, as the Committee deems to be appropriate or desirable. The Committee also has the authority to retain, at the Company’s expense, special legal, accounting, or other consultants or experts as it deems, in its discretion, to be necessary or appropriate in connection with the exercise of its investigatory powers and authority.

V.   AUDIT COMMITTEE AUTHORITY AND RESPONSIBILITIES

A.    Matters Pertaining to the Company’s Outside Auditors.
The Committee shall have the powers and authority, and certain specific responsibilities, relating to the Company’s Outside Auditors as set forth below. Unless otherwise stated, any such powers or authority conferred by this Charter on the Audit Committee shall be exercised solely by the Audit Committee.

1.    Selection and Removal of Outside Auditors. The Committee shall select and appoint and, if it deems appropriate in its sole discretion, to remove or terminate and replace the Company’s Outside Auditors.

2.    Determination of Accountant Compensation. The Committee shall have the authority to approve the compensation to be paid and the other terms of engagement of the Outside Auditors.

3.    Pre-Approval of Engagements. The Committee shall have the authority, and also the responsibility, to pre-approve all audit and non-audit engagements by the Company of the Outside Auditors, which authority and responsibility may be delegated by the Committee to one or more of its members, provided that the pre-approval decision, and the information on which that decision was based, are presented to the Audit Committee at its next regularly scheduled meeting for the Committee’s consideration and approval.

4.    Evaluation and Determination of Independence. The Committee shall have the authority, and the responsibility, to evaluate and make all determinations with respect to the independence of the Outside Auditors and, in that connection,

•	to conduct a review of non audit-related services provided by and related fees charged by the Outside Auditors;

•	to obtain a formal written statement, consistent with Independence Standards Board Standard No. 1, from the Outside Auditors delineating any and all relationships between the Outside Auditors and the Company;

•	to engage in an active dialogue with the Outside Auditors regarding matters that might reasonably be expected to affect their objectivity or independence; and

•	to take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the Outside Auditors.

5.    Review of Certain Matters Involving the Outside Auditors. The Committee shall have the authority to obtain and review, as it deems appropriate, a report by the Outside Auditors describing (a) their internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review or peer review of the Outside Auditors, and (c) any issues raised by any inquiry or investigation by governmental or professional authorities which occurred within the preceding five years respecting one or more independent audits

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carried out by the Outside Auditors and any steps taken to deal with any such issues. The Outside Auditors shall be expected to cooperate fully with the Committee with respect to these matters.

6.    Hiring Policies. The Committee shall have the authority to set clear and unambiguous Company policies with respect to the hiring and employment of employees and former employees of the Outside Auditors that shall comply with all applicable SEC and NASD requirements.

7.    Certain Communications. The Committee shall have the authority and responsibility to discuss with the Outside Auditors the matters required to be communicated to audit committees in accordance with AICPA SAS 61.

B.    Matters Pertaining to the Company’s Financial Statements.

The Committee shall:

1.    Annual Audit Plan. Meet with the Company’s Outside Auditors and financial management to review the annual audit plan and discuss with them such matters as the scope of and general approach to be taken with respect to the audit, the staffing requirements for the audit, the locations where the audit will be conducted, and the extent to which the Outside Auditors will rely on management in connection with the annual audit.

2.    Accounting Standards and Policies. Review and discuss with the Company’s management and Outside Auditors the Company’s financial reporting and accounting standards, and accounting principles; any proposed significant changes in such standards or principles; and the application of such standards or principles to, and the key accounting decisions which affect, the Company’s financial statements, including alternatives to and the rationale for the decisions made.

3.    Disagreements between Management and the Outside Auditors. Review with the Outside Auditors any disagreements they may have with management or any problems or difficulties encountered in connection with their financial statement audits or reviews.

4.    Risk Management Policies. Discuss with the Company’s management and the Outside Auditors, as appropriate, the Company’s risk assessment and risk management policies, including the Company’s major financial risk exposure(s) and the steps taken by management to monitor and mitigate such exposure(s).

5.    Legal and Compliance Matters Affecting Financial Statements. Review with the Company’s outside counsel and Outside Auditors (a) legal matters that may have a material impact on the financial statements, (b) accounting or compliance policies, and (c) any reports or inquiries received from regulatory or other governmental agencies or from Company employees that raise material issues regarding the Company’s financial statements or the Company’s accounting or compliance policies.

6.    Conduct and Result of Annual Audit. Discuss the results of each annual audit of the Company’s financial statements with the Outside Auditors, prior to Company’s public announcement of fiscal year operating results.

7.    Earnings Releases. Review with management and, if the Committee deems it to be appropriate, with the Outside Auditors and outside legal counsel, the Company’s earnings press releases, including a review of any “pro-forma” or “adjusted” non-GAAP information or non-GAAP measures and the disclosures relating thereto to be included in any earnings press releases and any proposed Regulation FD disclosures, including forward looking financial information, forecasts or projections or earnings guidance to be included therein.

8.    Annual Report on Form 10-K. Review with management and the Outside Auditors the Company’s annual audited financial statements to be included in the Company’s Annual Report on Form 10-K, including (a) the Company’s disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations, (b) significant issues and judgments regarding accounting and auditing principles and practices, and (c) the effect of accounting rules changes and initiatives on the Company’s financial statements.

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9.    Inclusion of Financial Statements in Annual Report on Form 10-K. Recommend to the Board of Directors whether the Company’s annual audited financial statements should be included in the Company’s Annual Report on Form 10-K to be filed with the SEC.

10.    Quarterly Financial Statement Reviews. Review and discuss with management and the Outside Auditors the Company’s quarterly financial statements prior to filing any Quarterly Report on Form 10-Q containing such financial statements, including (a) the results of the independent accountant’s review of the quarterly financial statements, and (b) the Company’s disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations to be included in such Quarterly Reports.

C.   Other Matters Within the Committee’s Authority.

           The Committee also shall:

1.    Discussions Regarding Internal Controls and Disclosure Controls. Discuss with the Chief Executive Officer and the Chief Financial Officer, and such others officers or employees or outside consultants as the Committee deems appropriate, the adequacy and effectiveness of the Company’s (a) internal controls, including any significant deficiencies or significant changes in such controls and (b) disclosure controls and procedures.

2.    Whistleblower Procedures. Establish, or cause to be established, procedures (a) by which Company employees shall be able to submit, anonymously, to the Audit Committee any concerns they may have regarding accounting or auditing matters and (b) for the receipt, retention and treatment of those submissions and any complaints received with respect to accounting, internal accounting controls or auditing matters.

3.    Governance Reviews. Review and investigate any matters pertaining to the integrity of management or other Company employees, including conflicts of interest and/or adherence to standards of business conduct, as required by the policies of the Company and, in connection with these reviews, the Committee shall meet with the Company’s outside counsel, officers or employees or any outside consultants as the Committee deems appropriate.

4.    Code of Business and Ethical Conduct. Approve a Code of Business and Ethical Conduct for management of the Company and its Subsidiaries and review management’s compliance with that Code.

5.    Certain Proxy Statement Disclosures. So long as may be required by SEC rules, cause the proxy statement for each year’s Annual Meeting of the Company to include a report of the Audit Committee and required disclosures with respect to the Audit Committee Charter.

6.    Other Activities.

(a)    Perform any other activities consistent with this Charter, the Company’s Bylaws, and governing law, as the Committee or the Board deems necessary or appropriate.

(b)    Maintain minutes of Committee meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

7.    Review of Charter. Review, at least annually, the adequacy of this Charter, as well as any Committee policies and procedures, and recommend proposed changes to the Board.

8.    Review of Committee Performance. Review and evaluate, at least annually, the performance of the Audit Committee and its members.

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D.    Certain Responsibilities of Management.

The Company’s Chief Executive Officer and Chief Financial Officer shall:

1.    Provide to the Committee such assistance as it may request from time to time, including arranging for other members of management to meet with the Committee in executive session.

2.    Advise the Committee of any concerns or issues either of them may have with respect to any accounting matters or with respect to the performance of the Outside Auditors.

3.    Arrange for funding as may be required by the Committee to perform its responsibilities.

VI.   NATURE OF AND LIMITATIONS ON THE RESPONSIBILITIES OF THE COMMITTEE

The Audit Committee’s duty is one of oversight. It is not the responsibility of the Committee to prepare or to plan or conduct audits of the Company’s annual financial statements or reviews of the Company’s interim financial statements or to determine that such financial statements are complete or accurate or have been prepared in conformity with generally accepted accounting principles as in effect in the United States of America or the applicable rules and regulations of the SEC as they relate to such financial statements. These are the responsibilities of the Company’s management and the Company’s Outside Auditors. Accordingly, the members of the Audit Committee may rely without independent verification, on the information provided to them and on the representations made to them by management and the Company’s Outside Accountants. Additionally, it is not possible for the Committee to independently verify or to assure that management is maintaining appropriate accounting and financial reporting principles or appropriate internal controls and procedures that are designed to achieve compliance with accounting standards and applicable laws and regulations or that the Company’s Outside Auditors are in fact independent as to the Company.

VII.         ADOPTION OF AMENDED AND RESTATED CHARTER

This Amended and Restated Audit Committee Charter was approved and adopted by the Audit Committee and the Board of Directors of Collectors Universe, Inc. and became effective on September 15, 2004.

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COLLECTORS UNIVERSE, INC.

P R O X Y

Solicited by the Board of Directors
Annual Meeting of the Stockholders—December 6, 2004

The undersigned hereby revokes all previously granted proxies and appoints A. Clinton Allen, Michael R. Haynes and David G. Hall, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of Collectors Universe, Inc. which the undersigned is entitled to represent and vote at the 2004 Annual Meeting of Stockholders to be held at 1921 E. Alton Avenue, Santa Ana, California 92705, at 10:00 A.M. Pacific Time on December 6, 2004, and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the Annual Meeting, as directed on the reverse side of this Proxy.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. WHERE NO DIRECTION IS GIVEN, THOSE SHARES WILL BE VOTED “FOR” THE ELECTION AS DIRECTORS OF THE NOMINEES NAMED ON THIS PROXY. THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO VOTE ON ALL OTHER MATTERS WHICH MAY COME BEFORE THE MEETING.

IMPORTANT-PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY
(continued and to be signed on other side)